UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2024

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File No.)	(IRS Employer Identification No.)

6107, 6th Floor, Building C4, No.1 Huangchang West Road,

Dougezhuang, Chaoyang District, Beijing

(Address of principal executive offices)

+ 86 18518579917

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on September 30, 2024, on September 24, 2024, NuZee, Inc., a Nevada corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with certain investors (the “Investors”), providing for the sale and issuance of 3,508,769 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), for an aggregate purchase price of $2,000,000 at the Nasdaq Minimum Price (as defined in Nasdaq Rule 5635(d)), or $0.57 per share. As previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on October 16, 2024, on October 14, 2024, the Company issued 2,807,015 shares of Common Stock in consideration of the purchase price of $1,600,000 to four non-U.S. investors pursuant to the Purchase Agreement following receipt of the purchase amounts.

On October 22, 2024, the Company issued 701,754 shares of Common Stock in consideration of the purchase price of $400,000 to one non-U.S. investor pursuant to the Purchase Agreement following receipt of the purchase amount. Following such issuance, the sale of all Shares with the aggregate principal amount of $2,000,000 pursuant to the Purchase Agreement has been completed.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Purchase Agreement and Registration Rights Agreement, the forms of which were attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company with the SEC on September 30, 2024, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference in this Item 3.02.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: October 23, 2024	By:	/s/ Jianshuang Wang
	Name:	Jianshuang Wang
	Title:	Chief Executive Officer and Director